                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOVADIGM, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 NOVADIGM, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1999

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NOVADIGM, INC. (the "Company"), a Delaware corporation, will be held on Friday, September 17, 1999 at 9:00 a.m., local time, at the Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California 94108, for the following purposes:

     1. To elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve the amendment of the Company's 1992 Stock Option Plan to provide for a maximum term for all options granted thereunder of 10 years.

     3. To approve the amendment of the Company's 1995 Stock Option Plan for French Employees to provide for a maximum term of all options granted thereunder of 9 1/2 years.

     4. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2000.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 20, 1999 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Albion J. Fitzgerald
                                          Chairman of the Board and
                                          Chief Executive Officer
Mahwah, New Jersey
July 26, 1999

                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 NOVADIGM, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1999
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of NOVADIGM, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held Friday, September 17, 1999 at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California 94108. The Company's principal executive offices are located at One International Boulevard, Suite 200, Mahwah, New Jersey 07495 and its telephone number at that location is (201) 512-1000.

     These proxy solicitation materials and the Annual Report to Stockholders for the year ended March 31, 1999, including financial statements, will be first mailed on or about July 26, 1999 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

     The purposes of the Annual Meeting are to (1) elect four directors to serve for the ensuing year and until their successors are duly elected and qualified;
(2) to approve an amendment to the Company's 1992 Stock Option Plan to provide for a maximum term for options granted thereunder of 10 years; (3) to approve an amendment to the Company's 1995 Stock Option Plan for French Employees to provide for a maximum term for options granted thereunder of 9 1/2 years; (4) to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending March 31, 2000; and (5) transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on July 20, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one authorized class of capital stock outstanding, designated Common Stock, $.001 par value. At the Record Date, 17,959,964 shares of the Company's Common Stock were issued and outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners." The closing sale price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $9.50 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     Each holder of Common Stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the Annual Meeting. The cost of soliciting votes will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by mail, telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company intends to include abstentions and broker non-votes as present or represented for purpose of establishing a quorum for the transaction of business, to include abstentions as shares entitled to vote and to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than March 28, 2000, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2000 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than June 11, 2000. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2000 Annual Meeting.

ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999 thereto filed with the Securities and Exchange Commission may be obtained without charge by sending a written request to Attn: Investor Relations, Novadigm, Inc., One International Boulevard, Suite 200, Mahwah, New Jersey 07495.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, who are all presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOUR NOMINEES LISTED BELOW.

     The name of and certain information regarding each nominee is set forth below, There are no family relationships among directors or executive officers of the Company, except as set forth below.

               NAME                  AGE       POSITIONS WITH THE COMPANY       DIRECTOR SINCE
               ----                  ---       --------------------------       --------------
Albion J. Fitzgerald...............  51    Chairman of the Board of Directors   February 1992
                                           and Chief Executive Officer
Robert B. Anderson.................  44    Executive Vice President, Europe     June 1992
                                           and Secretary
H. Kent Petzold....................  52    Director                             August 1992
Deborah Doyle McWhinney............  44    Director                             September 1997

     Albion J. Fitzgerald co-founded the Company in February 1992, serving as Chairman since that time, and currently as Chief Executive Officer. Mr. Fitzgerald has previously served as Chief Technology Officer and

President. In May 1990, Mr. Fitzgerald founded Fitzgerald Associates, the Company's predecessor, and served as the chief architect in the development of desired-state management and fractional differencing technologies that are the basis of the Company's products, EDM and Radia. Mr. Fitzgerald's brother-in-law is Wallace D. Ruiz, the Company's Chief Financial Officer, and Mr. Fitzgerald's brother is Joseph Fitzgerald, the Company's Vice President, Development.

     Robert B. Anderson joined the Company in June 1992 as Vice President, Chief Financial Officer, Secretary and as a director. He currently serves as Executive Vice President, Secretary and as a director. From 1990 to 1992, Mr. Anderson served as Senior Vice President at Stratagem, an investment banking firm specializing in mergers, acquisitions and divestitures in the software industry. Prior to Stratagem, Mr. Anderson was employed as Vice President in the Corporate Finance Software Specialty Group at Sutro & Company, a financial services firm.

     H. Kent Petzold has been a director of the Company since August 1992. From August 1992 to May 1995, Mr. Petzold served as the President and Chief Executive Officer of the Company. Mr. Petzold has been President and Chief Executive Officer of Cyclone Software Corp. since April 1998 and was a consultant to the software industry from June 1995 to April 1998. Mr. Petzold also serves as a director of several privately held software companies.

     Deborah Doyle McWhinney has been a director of the Company since September 1997. Since July 1999, Ms. McWhinney has been President of I/PRO, a subsidiary of Engage Technologies, Inc., an internet advertising and management company. From December 1995 to July 1999, Ms. McWhinney served as an Executive Vice President of Visa International, Inc., a financial services company. Prior to joining Visa, Ms. McWhinney was with Bank of America Corporation, where she held several positions including, from 1986 to 1995, Senior Vice President, Bank of America Consumer Electronic Banking and Delivery. Ms. McWhinney is also a director of the First Bank of Idaho.

REQUIRED VOTE

     The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eight meetings during the fiscal year ended March 31, 1999. No director, during the time he or she was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he served which occurred during fiscal 1999. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held two meetings during fiscal 1999. The Audit Committee currently consists of Deborah McWhinney and Kent Petzold.

     The Compensation Committee is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees,
(ii) administering the Company's stock purchase and stock option plans, and
(iii) determining which eligible individuals (excluding nonemployee directors) receive grants thereunder and the size of such grants. The Compensation Committee held two meetings during fiscal 1999. The Compensation Committee currently consists of Deborah McWhinney and Kent Petzold.

     The Stock Option Committee is responsible for reviewing and approving grants of options to non-officer employees under the Company's 1992 Stock Option Plan. The Stock Option Committee held one meeting during fiscal 1999. The Stock Option Committee currently consists of Albion Fitzgerald, Robert Anderson and Kent Petzold.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company, but are reimbursed for out-of-pocket expenses in connection with attendance at committee meetings. Nonemployee members of the Board of Directors receive $500 for each Board meeting attended and $500 for each meeting attended of a committee to the Board on which such director serves, in addition to reimbursement of expenses.

                                  PROPOSAL TWO

                      AMENDMENT TO 1992 STOCK OPTION PLAN

     At the Annual Meeting, the stockholders are being asked to approve the amendment of the Company's 1992 Stock Option Plan (the "1992 Plan") to provide that the maximum term of options granted thereunder be 10 years. Prior to the amendment, the maximum term for options under the 1992 Plan was 10 years for grants to employees other than officers and directors and 5 years for grants to officers and directors. The Board of Directors approved the amendment to the 1992 Plan in June 1999. As of June 30, 1999, options to purchase an aggregate of 3,143,605 shares of the Company's Common Stock were outstanding under the 1992 Plan with a weighted average exercise price of $4.48 per share, and 596,873 shares were available for future grant. The 1992 Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company.

     The 1992 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. Since inception, the Company has provided stock options as an incentive to its key employees and executives as a means to promote increased stockholder value. Management believes stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industry.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1992 Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal.

     Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1992 PLAN.

     The essential terms of the 1992 Plan are summarized as follows:

PURPOSE

     The purposes of the 1992 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1992 Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board. The Board or the committee appointed to administer the 1992 Plan is referred to in this description as the "Administrator."

     The Administrator determines the terms and conditions of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the 1992 Plan.

ELIGIBILITY

     The 1992 Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the 1992 Plan provides that nonstatutory stock options may be granted to non-employee directors and consultants of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The 1992 Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options that are exercisable for the first time in any one calendar year. The 1992 Plan provides that a maximum of 500,000 shares may be granted to any one employee during any fiscal year of the Company. The 1992 Plan does not provide for a minimum number of option shares that may be granted to any one employee.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The Administrator determines when options granted under the 1992 Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of (i) cash, (ii) check, (iii) promissory note, (iv) subject to certain conditions, delivery of already-owned shares of the Company's Common Stock, (v) authorization for the Company to retain that number of shares being exercised having a fair market value equal to the exercise price, (vi) pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes,
     (vii) delivery of an irrevocable subscription agreement to take and pay for the shares not later than 12 months after the date of delivery of the subscription agreement, or (viii) any combination of the foregoing methods or (ix) such other consideration as determined by the Administrator and as permitted by applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

          (2) Option Price: The option price of all stock options under the 1992 Plan may not be less than the fair market value of the Common Stock on the date the option is granted; provided, however, that in the case of a stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. For purposes of the 1992 Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

          (3) Termination of Employment or Consulting Relationship: The 1992 Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death, or disability, the period of time during which an option may be exercised following such termination is 30 days (or such other period as is determined by the Board, with such determination in the case of an incentive stock option being made at the time of grant and not exceeding 30 days). Options may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option.

          (4) Death: If an optionee should die, options may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of the option) by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee is entitled to exercise the option on the date of death.

          (5) Disability: If an optionee's employment or consulting is terminated due to a disability, options may be exercised at any time within six months from the date of such termination (but in no event later than the expiration date of the option), but only to the extent that the options were exercisable on the date of termination of employment.

          (6) Term of Options: The term of each option shall be the term stated in the option agreement or in an amendment thereto up to a maximum of 10 years from the date of grant; provided, however, that options granted to officers and directors prior to September 17, 1999 shall have a term of 5 years.

          (7) Nontransferability of Options: An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the optionee, only by the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split, stock dividend, reclassification or combination, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall terminate. In the event of a proposed dissolution or liquidation of the Company, the Board shall notify optionees 15 days prior to such proposed action. To the extent that an option has not been previously exercised it will terminate immediately prior to the consummation of such proposed action.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1992 Plan at any time or from time to time or may terminate it without approval of the stockholders. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1992 Plan without the consent of the optionee. In any event, the 1992 Plan will terminate in June 2002. In addition, to the extent necessary and desirable to comply with federal securities laws or tax laws (or any requirements of the National Association of Securities Dealers, Inc. or an established stock exchange), the Company must obtain stockholder approval of any 1992 Plan amendment.

TAX INFORMATION

     Options granted under the 1992 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1992 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE 1992 PLAN

     The grant of options under the 1992 Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1992 Plan. Accordingly, future awards are not determinable.

     The section entitled "Executive Compensation and Other Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the 1992 Plan to the Named Executive Officers during fiscal 1999. During fiscal 1999, all current executive officers as a group and all other employees as a group were granted options to purchase 25,000 shares and 1,258,500 shares, respectively, under the 1992 Plan. Non-employee directors as a group were granted options to purchase 100,000 shares under the 1992 Plan in fiscal 1999.

                                 PROPOSAL THREE

            AMENDMENT TO 1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

     At the Annual Meeting, the stockholders are being asked to approve the amendment of the Company's 1995 Stock Option Plan for French Employees (the "1995 Plan") to provide that the maximum term of options granted thereunder be 9 1/2 years. Prior to the amendment, the maximum term for options under the 1995 Plan was 9 1/2 years for grants to employees other than officers and directors and 4 1/2 years for grants to officers and directors. The Board of Directors approved the amendment to the 1995 Plan in June 1999. As of June 30, 1999, options to purchase an aggregate of 117,750 shares of the Company's Common Stock were outstanding under the 1995 Plan with a weighted average exercise price of $4.70 per share. Shares available for grant under the 1995 Plan are a subset of those available for grant under the 1992 Plan. The 1995 Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company.

     The 1995 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. Options granted under the 1995 Plan are intended to qualify for preferential treatment under French tax laws. Management believes stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industry.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1995 Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal.

     Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1995 PLAN.

SUMMARY OF THE PLAN

     The essential terms of the 1995 Plan are summarized as follows:

PURPOSE

     The purposes of the 1995 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business and the business of the Company's French subsidiary.

ADMINISTRATION

     The 1995 Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board. The Board or the committee appointed to administer the 1995 Plan are referred to in this description as the "Administrator."

     The Administrator determines the terms and conditions of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the 1995 Plan.

ELIGIBILITY

     The 1995 Plan provides that stock options may be granted to employees (including officers and employee directors) of the Company or any subsidiary of the Company located in France, who are French residents. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The Administrator determines when options granted under the 1995 Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased, delivering a written subscription notice to the Company's French subsidiary and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of (i) cash or check (denominated in U.S. dollars),
     (ii) wire transfer (denominated in U.S. dollars), (iii) subject to certain conditions, delivery of already-owned shares of the Company's Common Stock,
     (iv) pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes or (v) any combination of the foregoing methods. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

          (2) Option Price: The option price of all stock options under the 1995 Plan may not be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the 1995 Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

          (3) Termination of Employment Relationship: The 1995 Plan provides that if the optionee's employment relationship with the Company is terminated for any reason, other than death, or disability, the period of time during which an option may be exercised following such termination is 30 days (or such other period as is determined by the Administrator, not exceeding three months). Options may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option.

          (4) Death: If an optionee should die, options may be exercised at any time within six months following the date of death (but in no event later than the expiration date of the option) by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee is entitled to exercise the option on the date of death.

          (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within six months from the date of such termination (but in no event later than the expiration date of the option), but only to the extent that the options were exercisable on the date of termination of employment.

          (6) Term of Options: The term of each option shall be the term stated in the option agreement or in an amendment thereto up to a maximum of 9 1/2 years from the date of grant; provided, however, that options granted to officers and directors prior to September 17, 1999 shall have a term of
    4 1/2 years.

          (7) Nontransferability of Options: An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the optionee, only by the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split, stock dividend, reclassification or combination, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall terminate. In the event of a proposed dissolution or liquidation of the Company, the Board shall notify optionees 15 days prior to such proposed action. To the extent that an option has not been previously exercised it will terminate immediately prior to the consummation of such proposed action.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1995 Plan at any time or from time to time or may terminate it without approval of the stockholders. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1995 Plan without the consent of the optionee. In any event, the 1995 Plan will terminate in June 2002. In addition, to the extent necessary and desirable to comply with federal securities laws or tax laws, French corporate, securities or tax laws or any requirements of the National Association of Securities Dealers, Inc. or an established stock exchange, the Company must obtain stockholder approval of any 1995 Plan amendment.

TAX INFORMATION

     Options granted under the 1995 Plan are governed by French tax laws.

PARTICIPATION IN THE 1995 PLAN

     The grant of options under the 1995 Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the 1995 Plan. Accordingly, future awards are not determinable.

     During fiscal 1999, non-executive officer employees as a group were granted options to purchase 48,000 under the 1995 Plan. No grants were made to directors or executive officers of the Company under the 1995 Plan in fiscal 1999.

                                 PROPOSAL FOUR

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2000 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements annually since the Company's inception in 1992. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Company's Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Arthur Andersen LLP as independent auditors.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of July 20, 1999 for the following:
(i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as defined below) and
(iv) all directors and executive officers as a group. Except as otherwise indicated and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Except as otherwise noted, the address for each person identified in the table is c/o Novadigm, Inc., One International Boulevard, Suite 200, Mahwah, New Jersey 07495. Beneficial ownership includes shares that could be acquired upon exercise of options if such options are exercisable within 60 days after July 20, 1999. Beneficial ownership percentage is based on 17,959,964 shares outstanding as of July 20, 1999.

                                                                    SHARES              PERCENTAGE
                      BENEFICIAL OWNER                        BENEFICIALLY OWNED    BENEFICIALLY OWNED
                      ----------------                        ------------------    ------------------
Albion J. Fitzgerald(1).....................................      3,581,250                19.9%
Joseph J. Fitzgerald........................................      1,424,717                 7.9%
Robert B. Anderson..........................................        623,037                 3.5%
H. Kent Petzold(2)..........................................        373,501                 2.1%
Wallace D. Ruiz(3)..........................................        168,685                   *
Michael Carabetta(4)........................................        160,037                   *
Deborah Doyle McWhinney(5)..................................         51,042                   *
All directors and executive officers as a group (7
  persons)(6)...............................................      6,382,269                34.8%

---------------
 *  Less than one percent.

(1) Excludes 870,000 shares held by Shannon L. Ruiz, Albion J. Fitzgerald's spouse, as to which Mr. Fitzgerald disclaims beneficial ownership.

(2) Includes 16,667 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 20, 1999 under the Company's 1992 Stock Option Plan.

(3) Includes 155,520 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 20, 1999 under the Company's 1992 Stock Option Plan.

(4) Includes 158,337 shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 20, 1999 under the Company's 1992 Stock Option Plan.

(5) Represents shares of Common Stock that may be acquired upon exercise of stock options that are presently exercisable or will become exercisable within 60 days of July 20, 1999 under the Company's 1992 Stock Option Plan.

(6) Includes options exercisable for 381,566 shares of Common Stock under the Company's 1992 Stock Option Plan.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                           SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the other four most highly compensated executive officers who received in excess of $100,000 during the fiscal year ended March 31, 1999 (the "Named Executive Officers"), information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended March 31, 1999, 1998 and 1997.

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                                        ------------
                                                                         NUMBER OF
                                                ANNUAL COMPENSATION      SECURITIES      ALL OTHER
                                     FISCAL    ---------------------     UNDERLYING     COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR     SALARY($)     BONUS        OPTIONS          ($)(1)
    ---------------------------      ------    ---------    --------    ------------    ------------
Albion J. Fitzgerald...............   1999     $160,000     $ 75,000           --             --
  Chief Executive Officer             1998      160,000           --           --             --
                                      1997      160,000           --           --             --
Michael Carabetta(2)...............   1999      200,000      100,000           --             --
  President and Chief Operating
     Officer                          1998       28,846           --      400,000             --
Robert Anderson....................   1999      180,000      150,000           --             --
  Executive Vice President, Europe    1998      160,000      150,000           --             --
                                      1997      160,000      100,000           --             --
Joseph J. Fitzgerald...............   1999      175,000       60,000           --             --
  Vice President, Development         1998      160,000           --           --             --
                                      1997      125,000           --           --             --
Wallace D. Ruiz....................   1999      165,000       43,500       25,000          1,038
  Vice President, Chief Financial     1998      165,000       16,000           --          1,038
  Officer and Treasurer               1997      165,000           --      175,000(3)       1,038

---------------
(1) Represents term life insurance premiums paid by the Company.

(2) Mr. Carabetta commenced employment with the Company on February 9, 1998.

(3) Includes options to purchase an aggregate of 140,000 shares of Common Stock which were granted to Mr. Ruiz in connection with the Company's option repricing program in exchange for options that had a higher exercise price.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended March 31, 1999. Except as otherwise noted, all such options were awarded under the Company's 1992 Stock Option Plan.

                                                                                             POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                               -----------------------------------------------------------      ANNUAL RATES OF
                                 NUMBER OF      PERCENT OF                                        STOCK PRICE
                                SECURITIES     TOTAL OPTIONS                                   APPRECIATION FOR
                                UNDERLYING      GRANTED TO                                      OPTION TERM(1)
                                  OPTIONS      EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   ---------------------
            NAME               GRANTED(2)(3)    FISCAL 1999     PER SHARE(4)       DATE         5%          10%
            ----               -------------   -------------   --------------   ----------   ---------   ---------
Albion J. Fitzgerald.........         --             --                --                          --          --
Robert Anderson..............         --             --                --                          --          --
Michael Carabetta............         --             --                --                          --          --
Joseph J. Fitzgerald.........         --             --                --                          --          --
Wallace D. Ruiz..............     25,000           1.75%           $4.125        10/01/03     $28,492     $62,959

---------------
(1) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the exercise price per share are mandated by the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future financial gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the fair market value of the Company's Common Stock from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

(2) Options generally become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/4% of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant.

(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Board of Directors of the Company. Exercise price may be paid in cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock subject to certain conditions, authorization to the Company to retain from the total number of shares for which the option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment or. such other consideration or method of payment to the extent permitted under applicable law.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table shows stock options exercised by Named Executive Officers during fiscal 1999, including the aggregate value of gains on the date of the exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options that represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                   SHARES                  OPTIONS AT MARCH 31, 1999       AT MARCH 31, 1999(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
Albion J. Fitzgerald...........      --          --              --             --
Robert Anderson................      --          --              --             --
Michael Carabetta..............      --          --         108,338        291,662        281,029        756,571
Joseph J. Fitzgerald...........      --          --              --             --
Wallace D. Ruiz................      --          --         149,479         50,521        186,849         91,276

---------------
(1) Based on the closing price of the Company's Common Stock on March 31, 1999 of $6.50 less the exercise price of the option.

EMPLOYMENT CONTRACTS AND CHANGE-OF-CONTROL ARRANGEMENTS

     In February 1998, the Company entered into an offer letter with Michael Carabetta, the Company's President and Chief Operating Officer, pursuant to which, in the event the Company terminates Mr. Carabetta's employment without cause, Mr. Carabetta will be entitled to receive an amount equal to 25% of the bonus he would have earned had he been employed by the Company at the end of the year for each completed quarter in which quarterly objectives were achieved. In addition, if Mr. Carabetta's employment is terminated by the Company without cause during the first three years of employment or Mr. Carabetta dies while employed by the Company, Mr. Carabetta, or his survivors in the case of death, will be entitled to exercise an option to purchase 100,000 shares plus up to 1/48 of the amount of the initial grant for each completed month of employment. In addition in the event that Mr. Carabetta's employment is terminated as a result of Involuntary or Constructive Termination other than for Cause at any time during the period beginning 30 days before and ending 12 months after a change of control, the vesting of Mr. Carabetta's stock options shall accelerate in full.

     In addition, in April 1997, the Company entered into employment agreement with Wallace D. Ruiz, Chief Financial Officer and Treasurer, pursuant to which Mr. Ruiz is entitled to receive an annual base salary of $165,000, subject to any increases as the Board of Directors shall authorize from time to time in connection with an annual review, plus additional variable compensation under the Company's executive compensation plan. Subject to certain limitations, Mr. Ruiz's employment agreement provides that if he is terminated at any time during the period beginning 90 days before and ending 12 months after a Change of Control (the "Change of Control Period") then he shall be entitled to receive, in the case of an Involuntary or Constructive Termination other than for cause or as a result of his death or disability, severance pay in an amount equal to 50% of his base compensation plus a pro rata share of the bonus and commissions that he would have earned had he been employed by the Company at the end of the year in which termination occurred and, in the case of death or disability, such other benefits, if any, as may then be established under the Company's then-existing benefit plans. In addition, any unvested options held by him prior to termination shall (i) in the case of Involuntary or Constructive Termination other than for cause, accelerate and become exercisable in full or (ii) in the case of death or disability, accelerate and become exercisable as to that number of additional shares that would have vested if he had remained continuously employed for a period of six months following such termination and shall remain exercisable for the period prescribed in the stock option agreements. If Mr. Ruiz voluntarily resigns from the Company or if the Company terminates Mr. Ruiz's employment for cause, he shall not be entitled to receive severance or other benefits except for those, if any, as may be established under the Company's benefit plans as existing at the time of termination.

     For the purposes of Mr. Ruiz's employment agreement and Mr. Carabetta's offer letter, a Change of Control shall mean the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power of the surviving entity immediately after such merger or consolidation and, or (iii), in the case of Mr. Ruiz's agreement only, a change in the composition of the Board of Directors occurring within a two-year period as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the employment agreement).

     Involuntary or Constructive Termination is defined in Messrs. Carabetta's and Ruiz's agreements to mean (i) without the executive's express written consent, the assignment to the executive of any duties or the significant reduction of the executive's duties, either of which is inconsistent with the executive's position with the Company and responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities; (ii) without the executive's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites available to the executive immediately prior to such reduction;
(iii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive's overall benefits package is significantly reduced; (v) any purported termination of the executive by the Company which is not effected for disability or for cause, or any purported termination for which the grounds relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the employment agreement by any successors; or (vii) without the executive's express written consent, any relocation of his job or office more than 40 miles from the then current job or office.

     In August 1998, the Company and Robert B. Anderson, the Company's Executive Vice President, Europe and a director, entered into a management retention agreement pursuant to which in the event Mr. Anderson's employment is terminated as a result of involuntary or constructive termination other than for cause (i) the principal amount then outstanding on Mr. Anderson's loan from the Company evidenced by a promissory note dated July 21, 1996 with a stated principal amount of $226,450 will be forgiven in full, including any accrued interest,
(ii) the principal amount then outstanding on Mr. Anderson's loan from the

Company from January 1997 of $38,000 will be forgiven in full, including any accrued interest, and (iii) the Company will "gross-up" Mr. Anderson for any income and social security taxes (but not for parachute excise taxes) arising from such loan forgiveness. The definition of involuntary or constructive termination in Mr. Anderson's management retention agreement is the same as described above for Messrs. Carabetta's and Ruiz's agreement. "Cause" is defined as (i) any act of personal dishonesty taken by the employee in connection with his responsibilities as an employee and intended to result in personal enrichment of the employee, (ii) employee's conviction of, or plea of nolo contendere to, a felony, (iii) a willful act by the employee which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to the employee of a written demand for performance from the Company which describes the basis for the Company's belief that the employee has not substantially performed his duties, continued violations by the employee of the employee's obligations to the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1997, the Company lent William Fitzgerald $94,717 evidenced by a promissory note. Mr. Fitzgerald is an employee of the Company and the brother of Albion Fitzgerald, the Chief Executive Officer of the Company. The promissory note was due and is being repaid with scheduled payments and continues to bear interest at a rate of 5.83%. The loan is secured by 35,000 shares of Common Stock of the Company owned by Mr. Fitzgerald.

     In July 1996, the Company loaned to Robert B. Anderson, the Company's Executive Vice President and a director, the aggregate amount of $226,450. This loan represented the outstanding balance of an original loan of $325,000 made by the Company to Mr. Anderson on July 21, 1992 and due on July 21, 1996 for the purchase of 500,000 shares of the Company's Common Stock. The promissory note dated July 21, 1996 bears interest at the rate of 6.04% per annum, is secured by shares of the Company's Common Stock and is due and payable July 21, 2000. In addition, in January 1997, the Company loaned Mr. Anderson $38,000. This loan was made by the Company to Mr. Anderson to pay income taxes on Mr. Anderson's fiscal 1997 bonus of $100,000. Mr. Anderson has applied his bonus payments in fiscal 1997 and 1998 to repay these notes. The note dated January 1997 bears interest at a rate of 8.25% per annum and is due and payable July 21, 2000. At June 30, 1999, the principal balance of the promissory note dated July 21, 1996 was $80,957 and the principal balance of the promissory note dated January 1997 was $31,681.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

INTRODUCTION

     Prior to the Company's initial public offering that was completed in July 1995, the Board of Directors was primarily responsible for establishing and administering the Company's compensation policies. In this role, and consistent with the Company's status as a privately held corporation, the Board determined the Chief Executive Officer's salary directly and reviewed and approved employment compensation matters for other management personnel. The Board of Directors, through a Stock Option Committee consisting at that time of two directors who were also executive officers of the Company, also administered the Company's 1992 Stock Option Plan.

     The Compensation Committee of the Board of Directors (the "Committee") was established in May 1995 and is composed only of outside directors. The Compensation Committee currently consists of Kent Petzold and Deborah McWhinney. In general, the Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and submits to the Board for approval the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor and approves or modifies the compensation packages for such individuals. Base salary levels for executive officers of the Company are generally established at or near the start of each fiscal year, and final bonuses for executive officers are determined at the end of each fiscal year based upon such individual's performance and, the performance of the Company.

EXECUTIVE COMPENSATION

     The Company has a compensation program that consists of two principal components: cash-based compensation, both fixed and variable, and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

  Cash-based compensation.

     Base salary -- The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended March 31, 1999 were approved by the Compensation Committee, upon the recommendation of the Chief Executive Officer.

     Bonuses --    The Company has a discretionary bonus pool pursuant to which members of senior management, including the Company's executive officers, may receive annual cash bonuses. The purpose of the bonuses is to motivate senior management to perform to the best of their abilities in order to enhance stockholder value through the achievement of corporate objectives. For the fiscal year-ended March 31, 1999, the allocation of the bonus pool was determined by the Chief
                   Executive Officer, with the exception of his own bonus, based upon subjective factors.

  Equity-based compensation.

     Stock options are periodically granted to provide additional incentive to executives and other key employees to maximize long-term total return to the Company's stockholders. Options generally vest over a four-year period to encourage option holders to continue in the employ of the Company. The exercise price of options is the market price on the date of grant, ensuring that the option will acquire value only to the extent that the price of the Company's Common Stock increases relative to the market price at the date of grant.

     Option grants to executive officers will be determined by the Compensation Committee, in its discretion, or in some cases by the Stock Option Committee, subject to the oversight of the Compensation Committee. In making its determination, the Compensation Committee intends to consider the executive's position at the Company, such executive's individual performance, the number of options held (if any) and any other factors that the Compensation Committee may deem relevant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During the year ended March 31, 1999, Mr. Fitzgerald received a base salary of $160,000 approved by the Board of Directors upon the recommendation of the Compensation Committee. This represented no increase from the base salary received by Mr. Fitzgerald for the prior fiscal year. The Compensation Committee recommended that a bonus up to $100,000, payable quarterly and based on performance achievements of the Company, be awarded to the Chief Executive Officer for the 1999 fiscal year. Mr. Fitzgerald was paid $75,000 of this amount in fiscal 1999. The Board believed that Mr. Fitzgerald, as Chief Executive Officer, significantly and directly influenced the Company's overall performance.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

     The Compensation Committee of the Board of Directors intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Compensation Committee intends to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Deborah McWhinney
                                          H. Kent Petzold

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return with those of the Nasdaq Stock Market -- U.S. Index and the Hambrecht & Quist Technology Index. The graph assumes that $100 was invested on July 14, 1995 (the effective date of the Company's initial public offering) in (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index, (iii) the Nasdaq Computer and Data Processing Index and (iv) the Hambrecht & Quist Technology Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
          AMONG NOVADIGM, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                     THE HAMBRECHT & QUIST TECHNOLOGY INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                                                   NASDAQ STOCK                               NASDAQ COMPUTER &
                                           NOVADIGM, INC.         MARKET (U.S.)          H&Q TECHNOLOGY        DATA PROCESSING
                                           --------------         -------------          --------------       -----------------
'7/14/95'                                       100                    100                    100                    100
'3/31/96'                                       101                     11                     99                    109
'3/31/97'                                        28                    123                    116                    119
'3/31/98'                                        23                    187                    172                    209
'3/31/99'                                        43                    251                    241                    339

     The Company has determined that the NASDAQ Computer & Data Processing Index more fully reflects the lines of business in which the Company competes and includes more comparable companies than does the H&Q Technology Index. Pursuant to the rules of the Securities and Exchange Commission, the Company is providing both indices herein for the transition year.

                                 OTHER MATTERS

     The information contained above under the captions "Report of the Compensation Committee of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: July 26, 1999

                                    EXHIBIT A

                                 NOVADIGM, INC.

                           1992 STOCK OPTION PLAN(1)


        1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Outside Directors, Consultants and Employees of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

        2. Definitions. As used herein, the following definitions shall apply:

                (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                (b)     "Board" means the Board of Directors of the Company.

                (c) "Code" means the Internal Revenue Code of 1986, as amended.

                (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                (e)     "Company" means Novadigm, Inc., a Delaware corporation.

                (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services; the term Consultant shall not include directors.

                (g) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of the employment relationship or status as an Employee, Consultant or Outside Director, Consultant by the Company or any Subsidiary. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other


--------
(1) As amended effective June 2, 1999.

personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment, in the case of an Employee, upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers of an Employee between locations of the Company or between the Company, its Subsidiaries or its successor.

                (h) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                (i) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                (j) "Fair Market Value" means, as of any date, the value of Stock determined as follows:

                        (i) If the Stock is listed on any established United States stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii) If the Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock;

                        (iii) If the Stock is listed on the Vancouver Stock Exchange (but not on any established United States stock exchange or NASDAQ), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                        (iv) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                (l)     "Insider" means

                        (i) director or executive or senior officer of the Company,

                        (ii) a director or executive or senior officer of a Subsidiary,

                        (iii) a person that has (A) direct or indirect beneficial ownership of, (B) control or direction over, or (C) a combination of
(A) and (B) over securities of the Company carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

                        (iv) the Company itself where it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.

                (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                (n) "Officer" means an individual designated as an officer pursuant to the Company's by-laws or is otherwise designated an officer by the Company.

                (o) "Option" means a stock option granted pursuant to the Plan.

                (p)     "Optioned Stock" means the Stock subject to an Option.

                (q) "Optionee" means an Outside Director or Employee who receives an Option.

                (r) "Outside Director" means a member of the Board of Directors of the Company who is not an employee of the Company or a Subsidiary.

                (s) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (t)     "Plan" means this 1992 Stock Option Plan.

                (u) "Share" means a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

                (v)     "Stock" means the Common Stock of the Company.

                (w) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of Stock which may be optioned and sold under the Plan is 5,200,000. The shares may be authorized, but unissued, or reacquired Stock.

                If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4.      Administration of the Plan.

                (a) Administration With Respect to Directors and Officers. With respect to grants of Options to Outside Directors and Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                (b) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                (c) Administration With Respect to Other Employees. With respect to grants of Options to Consultants or Employees who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the applicable legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws, the securities laws of British Columbia, and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                (d) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i) to determine the Fair Market Value of the Stock, in accordance with Section 2(i) of the Plan;

                        (ii) to select the Outside Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

                        (iii) to determine whether and to what extent Options are granted hereunder;

                        (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

                        (v) to approve forms of agreement for use under the Plan;

                        (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the exercise price, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                        (vii)   to determine whether and under what
circumstances an Option may be bought-out for cash under subsection 9(e);

                        (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

                        (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted, provided that if and for so long as the Stock is listed on the Vancouver Stock Exchange, such reductions shall be approved in accordance with applicable policies of the Vancouver Stock Exchange.

                (e) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5.      Eligibility.

                (a) Nonstatutory Stock Options may be granted to Outside Directors, Consultants and Employees. Incentive Stock Options may be granted only to Employees.

                (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                (d) The Plan shall not confer upon any Optionee any right with respect to continuation of Optionee's status as an Outside Director or Consultant or of his employment relationship with the Company, as the case may be, nor shall it interfere in any way with his right or the Company's right to terminate his status as an Outside Director or Consultant or of his employment relationship at any time, with or without cause.

                (e) The following limitations shall apply to grants of Options to Employees:

                        (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                        (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12(a).

                        (iii) If an Option is cancelled (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect until June 9, 2002 unless sooner terminated under Section 14 of the Plan.

        7. Term of Option. The term of each Option shall be the term stated in the Option Agreement up to a maximum of ten (10) years from the date of grant (even with respect to Options granted to non-Officer employees prior to June 4, 1998 that are amended in writing); provided, however, that with respect to all Options granted to Officers and Directors prior to September 17, 1999 (or such other date as the stockholders of Company approve the amendment to the Plan adopted by the Board of Directors on June 2, 1999), the Option term shall be no more than five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8.      Option Exercise Price and Consideration.

                (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                        (i)     In the case of an Incentive Stock Option

                                (A)     If granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                (B)     If granted to any other Employee, the
per

Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (ii)    In the case of a Nonstatutory Stock Option

                                (A)     granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                                (B)     granted to any person, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory notes, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

        9.      Exercise of Option.

                (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the

Plan. An Option may not be exercised for a fraction of a Share.

                        An Option shall be deemed to be exercised, and the Optionee deemed to be a shareholder of the shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

                        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Termination of Relationship. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director with the Company for any reason, such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding thirty (30) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Outside Director as a result of his or her disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                (e)     Rule 16b-3. Options granted to persons subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

                        In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

                        In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall terminate.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Outside Director or Employee to whom an Option is so granted within a reasonable time after the date of such grant.

        13.     Amendment and Termination of the Plan.

                (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the Securities Act of British Columbia and the regulations promulgated thereunder (if applicable), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

        17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                   1995 Stock
                                     Option
                                      Plan

                                    EXHIBIT A

                                 NOVADIGM, INC.

                   1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

      1. Purposes of the Plan. The purposes of this 1995 Stock Option Plan for French Employees are:

      - to attract and retain the best available personnel for positions of substantial responsibility,

      -     to provide additional incentive to French Employees, and

      - to promote the success of the Company's business and the business of its French subsidiary.

      This Plan is a sub-plan created under and pursuant to the Novadigm, Inc. 1992 Stock Option Plan, which has been approved by the shareholders of Novadigm, Inc., and which provides that French employees may benefit under this Plan. Options shall be granted under the Plan at the discretion of the Administrator and as reflected in terms of written option agreements, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the 1992 Stock Option Plan shall have the same defined meanings in this Plan.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws.

            (b) "Disability" means total and permanent disability, as defined under Applicable Laws.

            (c) "Employee" means any person employed by Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

            (d) "Fair Market Value" means, as of any date, the dollar value of Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq

Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the Nasdaq Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (e) "Option" means a stock option granted pursuant to the Plan which is intended to qualify for preferred tax treatment under applicable French tax laws.

            (f) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (g) "Option Price" means the per share price for exercising an Option, determined in accordance with subsection 9(a) of the Plan.

            (h) "Optioned Stock" means the Common Stock subject to an Option.

            (i) "Optionee" means a person eligible to participate in the Plan pursuant to Section 5 and who holds an outstanding Option.

            (j) "Plan" means this Novadigm, Inc. 1995 Stock Option Plan for French Employees.

            (k) "Subsidiary" means any participating subsidiary of the Company located in the Republic of France.

            (l) "U.S. Plan" means the Novadigm, Inc. 1992 Stock Option Plan, as amended.

      3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,200,000 Shares of Common Stock. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock, whether preferred stock of the Company or Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

            If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

      4. Administration of the Plan.

            (a) Procedure. The Plan shall be administered by the Board or a committee appointed by the Board.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value;

                  (ii) to select the Employees to whom Options may be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to construe and interpret the terms of the Plan;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ix) to modify or amend each Option (subject to Section 14(c) of the Plan);

                  (x) to authorize any person to execute on behalf of the Company or Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

                  (xi) to determine the terms and restrictions applicable to Options; and

                  (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

            (d) Reporting to the Shareholders' Meeting. In its annual proxy statement to the shareholders, the Board shall inform the shareholders as to the number and price of the Options granted hereunder, and as to the Shares subscribed upon exercise of such Options.

      5. Eligibility. Options may be granted only to Employees; provided, however, that directors who are also Employees of a participating Subsidiary may be granted Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

      6. Limitations. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

      7. Term of Plan. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until the termination of the U.S. Plan or the date five years from the date of its adoption, whichever is sooner, unless terminated earlier under Section 14 of the Plan.

      8. Term of Option. The term of each Option shall be as stated in the Option Agreement; provided, however, that subject to Section 10(d) hereof, the maximum term of an Option shall not exceed nine and one-half (9 1/2) years from the date of grant of the Option.

      9. Option Exercise Price and Consideration.

            (a) Option Price. The Option Price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. This Option Price cannot be modified while the Option is outstanding.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

            (c) Restriction on Sale. The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the Initial Exercise Date.

            (d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                  (i) cash or check (denominated in U.S. Dollars);

                  (ii) wire transfer (denominated in U.S. Dollars);

                  (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;

                  (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price; or

                  (v) any combination of the foregoing methods of payment.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when:

                  (i) the Company receives written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit
A) from the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised;

                  (ii) the Subsidiary receives a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit B) from the person entitled to exercise the Option.

                  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

                  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment Relationship. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Disability of Optionee. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

      11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding Option, and the number of shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

            In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Option shall terminate.

      13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      14. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

      15. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

      16.  Liability of Company.

            (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

      17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                 NOVADIGM, INC.

                   1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the 1995 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT

      Optionee's Name and Address:
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

      You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

      Date of Grant
                                        ----------------------------------------

      Vesting Commencement Date
                                        ----------------------------------------

      Exercise Price per Share          $
                                        ----------------------------------------

      Total Number of Shares Granted
                                        ----------------------------------------

      Total Exercise Price              $
                                        ----------------------------------------

      Term/Expiration Date:
                                        ----------------------------------------

      Vesting Schedule:

      This Option may be exercised, in whole or in part, in accordance with the following schedule: Fifty percent (50%) of the Shares subject to this Option shall vest twenty-four months after the Vesting Commencement Date (the Initial Exercise Date) and 1/24 of the remaining Shares subject to the Option shall vest each month thereafter, subject to Optionee's Continuing Status as an Employee on such dates.

      Termination Period:

      This Option may be exercised for thirty (30) days after termination of the Optionee's employment relationship, or for six (6) months in the case of a termination of the Optionee's employment relationship as a result of the death or Disability.

      Restriction on Sale:

      The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the Initial Exercise Date.

II.   AGREEMENT

      1. Grant of Option. The Board of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

      2. Exercise of Option.

            (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

            (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice to the Company, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), by delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement") and such other representations and agreements as may be required by the Company or the Subsidiary pursuant to the provisions of the Plan. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. The Exercise Notice and Subscription Agreement shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

            No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

            (a) cash or check (denominated in U.S. Dollars);

            (b) wire transfer (denominated in U.S. Dollars);

            (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price.

      4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR THE SUBSIDIARY.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

OPTIONEE:                               NOVADIGM, INC.

                                        By:
----------------------------------             ---------------------------------
Signature

                                        Title:
----------------------------------             ---------------------------------
Print Name

                                    EXHIBIT A

                                 NOVADIGM, INC.

                   1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                 EXERCISE NOTICE


[__________________]

Attention:  General Secretary

      1. Exercise of Option. Effective as of today, ___________, 199__, the undersigned ("Optionee") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Novadigm, Inc. (the "Company") under and pursuant to the 1995 Stock Option Plan for French Employees (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

      2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price for the Shares.

      3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      4. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

      5. Tax Consultation. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of California and the United States of America except for that body of laws pertaining to conflict of laws.

Submitted by:                           Accepted by:

OPTIONEE:                               NOVADIGM, INC.

                                        By:
------------------------------------         -----------------------------------
Signature
                                        Its:
------------------------------------         -----------------------------------
Print Name

Address:
          --------------------------

------------------------------------

------------------------------------

                                    EXHIBIT B

                                 NOVADIGM, INC.

                   1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             SUBSCRIPTION AGREEMENT

[___________]
[address]
Attention:  General Secretary

      1. Amount and Terms of the Subscription

            In conformity with the Stock Option Plan reserved to the French employees (the "Plan"), Options to subscribe to Shares of Common Stock (the "Shares") of Novadigm, Inc. (the "Company") were granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

            _______ Shares shall be issued to the benefit of the undersigned (the "Subscriber") by an increase in capital in accordance with the applicable laws of the United States of America and the State of California.

            The increase in capital shall take place within the limits of the authorized capital of the Company.

            The Shares subscribed to may be paid up by:

            (a) cash or check (denominated in U.S. Dollars);

            (b) wire transfer (denominated in U.S. Dollars);

      2. Transfer of the funds

            The funds coming from the subscription of Shares under the Plan shall be paid over to the Subsidiary by the participating Employees. Full payment shall be deemed to be definitively made upon the date of receipt of the payment in the bank accounts in France of the Subsidiary.

      3. Subscription Agreement

         I, the undersigned, Last name
                                          --------------------------------------
                             First name
                                          --------------------------------------
                             Residence
                                          --------------------------------------

         subscribe to ________ Shares.

      Supporting my subscription I shall pay the total amount of the Purchase Price of the Shares following one or more of the methods described in I. hereabove.

The Subscriber                          NOVADIGM, INC.

Signature                               By
          ---------------------------          ---------------------------------
Name                                    Title
          ---------------------------          ---------------------------------

Address:
          --------------------------

------------------------------------

------------------------------------

                                 NOVADIGM, INC.

                  PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of NOVADIGM, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 26, 1999, and hereby appoints Albion J. Fitzgerald and Wallace D. Ruiz and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of NOVADIGM, INC., to be held on Friday, September 17, 1999 at 9:00 a.m., local time, at the Ritz Carlton Hotel, 600 Stockton Street, San Francisco, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

1.      Election of directors:

        Nominees: Albion J. Fitzgerald, Robert B. Anderson, H. Kent Petzold, Deborah Doyle McWhinney

        [_] FOR all nominees listed (except as marked to the contrary below)

        [_] WITHHOLD AUTHORITY to vote for all nominees listed

        ------------------------------------------------------------------------

        INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

2. Proposal to approve the amendment of the Company's 1992 Stock Option Plan to provide for a maximum term for options granted thereunder of 10 years.

3. Proposal to approve the amendment of the Company's 1995 Stock Option Plan for French Employees to provide for a maximum term for options granted thereunder of 9 1/2 years.

4. Proposal to ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending March 31, 2000.

        [_] FOR             [_] AGAINST              [_] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [_]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1992 STOCK OPTION PLAN, FOR THE AMENDMENT OF THE 1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:___________________________________________

_________________________________________________
                   Signature

_________________________________________________
                   Signature


(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)